                                                                           11(c)




                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS



         We hereby consent to the reference to our firm under the caption "Legal Matters" in the Combined Proxy Statement/Prospectus contained in the Form N-14 Registration Statement of AIM Variable Insurance Funds, Inc.


                                      /s/ Freedman, Levy, Kroll & Simonds
                                      -----------------------------------


                                      FREEDMAN, LEVY, KROLL & SIMONDS



Washington D.C.
June 23, 1999